UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
August 16, 2004

MECHANICAL TECHNOLOGY INCORPORATED
(Exact name of registrant as specified in its chapter)

NEW YORK	0-6890	14-1462255
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

431 NEW KARNER ROAD, ALBANY, NEW YORK 12205 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (518) 533-2200

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Item 7. Financial Statements and Exhibits.

(c) Exhibits.

EXHIBIT
No.	DESCRIPTION
99.17	Press release of Mechanical Technology Inc. issued on August 16, 2004

Item 12. Results of Operations and Financial Condition.

(a) On August 16, 2004, Mechanical Technology Inc. issued a press release announcing its financial results for the quarter ended June 30, 2004. A copy of Mechanical Technology Inc.'s press release is attached as Exhibit 99.17 to this Current Report and is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MECHANICAL TECHNOLOGY INCORPORATED

Date: August 16, 2004	By: /S/ CYNTHIA A. SCHEUER Name: Cynthia A. Scheuer
Title: Vice President and Chief Financial Officer

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